UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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Slippery Rock Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL
MEETING OF
SHAREHOLDERS
AND PROXY
STATEMENT

SLIPPERY ROCK FINANCIAL CORPORATION
100 South Main Street
Slippery Rock, Pennsylvania 16057-1245

To be held April 20, 2004

Mailed to Shareholders March 26, 2004

SLIPPERY ROCK FINANCIAL CORPORATION
100 SOUTH MAIN STREET
SLIPPERY ROCK, PENNSYLVANIA 16057-1245
(724) 794-2210

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that pursuant to the call of its Board of Directors, the Annual Meeting of Shareholders of Slippery Rock Financial Corporation will be held at the Slippery Rock Township Building, 155 Branchton Road, Slippery Rock, Pennsylvania 16057, on Tuesday, April 20, 2004, at 7:00 p.m., prevailing time, for the purpose of considering and voting on the following matters:

1.	Election of three directors for a term of three years.

2.	Such other business as may properly come before the meeting or any adjournment thereof.

Only those shareholders of record at the close of business on March 8, 2004 shall be entitled to receive notice of and to vote at the meeting. A Proxy Statement, a form of proxy and self-addressed envelope are enclosed. Complete, date and sign the proxy. Return it promptly in the envelope which requires no postage if mailed in the United States. If you attend the meeting, you may withdraw your proxy and vote in person.

This Notice, the accompanying Proxy Statement and form of proxy are sent to you by order of the Board of Directors.

Dale R. Wimer Secretary

Slippery Rock, Pennsylvania
March 26, 2004

PROXY STATEMENT

INTRODUCTION

The Proxy Statement and enclosed proxy are being mailed to the shareholders of Slippery Rock Financial Corporation (the “Corporation”), on or about March 26, 2004, in connection with the solicitation of proxies by the Board of Directors of the Corporation. The proxies will be voted at the Annual Meeting of the Shareholders to be held on April 20, 2004, at 7:00 p.m., prevailing time, at the Slippery Rock Township Building, 155 Branchton Road, Slippery Rock, Pennsylvania 16057 (“Annual Meeting”). Proxies may be revoked at will at any time before they have been exercised by filing with the Secretary of the Corporation an instrument of revocation, by submitting a duly executed proxy bearing a later date or by appearing at the Annual Meeting and giving notice of intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment or postponement thereof and will not be used for any other meeting.

The costs of the solicitation of proxies will be borne by the Corporation. In addition to the use of the mails, directors and officers of the Corporation may solicit proxies, without additional compensation, by telephone or telegraph. Arrangements may be made by the Corporation with banks, brokerage houses and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of shares held by them of record, and the Corporation may reimburse them for reasonable expense they incur in so doing.

The Corporation’s Annual Report for the year ended December 31, 2003, is enclosed with this Proxy Statement. It should not be regarded as proxy solicitation material.

VOTING SECURITIES

As of the close of business on March 8, 2004 (the “Record Date”), there were outstanding 2,732,112 shares of Common Stock of the Corporation (“Common Stock”), the only class of capital stock of the Corporation outstanding and entitled to vote. Only shareholders of record as of the close of business on the Record Date are entitled to receive notice of and to vote at the Annual Meeting. Each shareholder is entitled to one vote for each such share held.

BENEFICIAL OWNERSHIP BY CERTAIN PERSONS AND MANAGEMENT

There is set forth below information with respect to the beneficial ownership, as of the Record Date, of certain persons, including directors and nominees for director, of shares of the Common Stock.

Name of Beneficial Owner	Amount and Nature of Ownership(1)(2)	Percent of Class
JOHN W. CONWAY Slippery Rock, Pennsylvania	99,080 (3)	3.5%

ROBERT M. GREENBERGER Butler, Pennsylvania	15,964 (3)	*

ROBERT E. GREGG Grove City, Pennsylvania	14,939 (3)(4)	*

WILLIAM D. KINGERY New Wilmington, Pennsylvania	13,020 (3)	*

BRENDA K. MCBRIDE Grove City, Pennsylvania	4,000 (3)	*

THOMAS D. MCCLYMONDS Portersville, Pennsylvania	10,597 (3)	*

SCOTT A. MCDOWELL Slippery Rock, Pennsylvania	4,878 (3)	*

S. P. SNYDER Slippery Rock, Pennsylvania	34,502 (3)	1.2%

WILLIAM C. SONNTAG Slippery Rock, Pennsylvania	35,651 (5)	1.3%

CHARLES C. STOOPS, JR. Gibsonia, Pennsylvania	91,416 (3)	3.3%

NORMAN P. SUNDELL Slippery Rock, Pennsylvania	14,504 (3)(4)	*

Officers, Directors and Nominees for Directors as a Group(6)	381,502 (5)	13.6%

__________

*	Less than l%

(l)

The securities “beneficially owned” by an individual are determined in accordance with the definition of “beneficial ownership” set forth in the General Rules and Regulations of the Securities and Exchange Commission (“SEC”) and may include securities owned by or for the individual’s spouse and minor children and any other relative who has the same home, as well as securities to which the individual has or shares voting or investment power or has the right to acquire beneficial ownership within sixty (60) days after the Record Date. Beneficial ownership may be disclaimed as to certain of the securities.

(2)	Information furnished by the Directors and Officers and the Corporation.

(3)

Includes shares of Common Stock which may be acquired within 60 days by exercise of stock options granted pursuant to the Non-Employee Directors Stock Option Plan approved in 1997. Shares of Common Stock which are subject to stock options are deemed to be outstanding for computing the percentage of Common Stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of any other person. The number of such shares included above are as follows:

Mr. Snyder, 3,600 shares; Mr. Sundell, 4,600 shares; Mr. Gregg, 5,200 shares; Mr. Kingery, 5,200 shares; Mr. Conway, 4,000 shares; Mr. Stoops, Jr., 4,000 shares; Ms. McBride, 3,000 shares; Mr. McDowell, 3,000 shares; Mr. Greenberger, 2,000 shares; and Mr. McClymonds, 2,000 shares.

(4)	Includes voting power of attorney over 3,689 shares owned by members of Mr. Gregg’s family and 332 shares for which Mr. Sundell holds a power of attorney.

(5)

Includes 19,331 shares of Common Stock which may be acquired within sixty (60) days by exercise of stock options granted to Mr. Sonntag and 31,962 shares granted to officers as a group pursuant to the Employee Incentive Stock Option Plan approved in 1997.

(6)	The group consists of 13 persons, as of the Record Date, being two officers of the Corporation, directors and nominees for director.

Principal Holders of Stock

Except as set forth in the following table, no person is known to the Corporation’s management to own of record or beneficially 5% or more of the outstanding Common Stock as of the Record Date:

	Common Stock
Name and Address of Beneficial Owner	Amount	Percentage
GRADY W. COOPER St. Cloud, Florida 34769	383,345	13.7%

ELECTION OF DIRECTORS

The Corporation’s Articles of Incorporation provide that there shall be three classes of directors as nearly equal in number as possible, each class being elected for a three-year term and only one class being elected each year beginning in 1993. The total number of directors shall be that number from time to time determined by a resolution adopted by a majority vote of the directors then in office or by resolution of the shareholders at a meeting thereof. There shall be not less than five directors. The number of directors for 2004 has been set at 11.

The Board of Directors has nominated Messrs. Robert E. Gregg, Thomas D. McClymonds and S.P. Snyder for election as Class III directors for three-year terms to expire at the 2007 Annual Meeting of Shareholders, or until their successors are duly elected and qualified. All Class III directors were elected by the shareholders at the 2001 Annual Meeting except Mr. McClymonds who was appointed by the Board of Directors on July 17, 2001. The remaining eight directors will continue to serve in accordance with their prior election with the terms of the Class I and Class II directors expiring in 2005 and 2006, respectively.

Each shareholder has one vote for each share registered in his or her name, and there are no cumulative voting rights. Unless authority is withheld as to a particular nominee or as to all nominees, all proxies will be voted for the nominees listed below. Directors shall be elected by a plurality of votes cast at the meeting by holders of stock present and entitled to vote thereat. Votes marked “WITHHOLD AUTHORITY” in the election of directors are counted toward a quorum but have no effect on the outcome of the election.

It is intended that shares represented by proxies will be voted for the nominees listed below, each of whom is now a director of the Corporation and each of whom has expressed his or her willingness to serve, or for any substitute nominee or nominees designated by the Board of Directors in the event any nominee or nominees become unavailable for election. The three persons receiving the highest number of votes for Class III directors will be elected. The Board of Directors has no reason to believe that any of the nominees will not serve if elected.

In the following tables are set forth as to each of the nominees for election as Class III directors and as to each of the continuing Class I and Class II directors his or her age, principal occupation and business experience, the period during which he or she has served as a director of the Corporation, the Bank or an affiliate and other business relationships as of the Record Date. There are no family relationships between any of the persons listed below.

Nominees for Election as Class III Directors
Terms Expire in 2007

Name and Principal Occupation(1)	Age	Director Since(2)(3)	Directorship in other Reporting Companies
ROBERT E. GREGG Partner, Spring Meadows Farms	62	1987	None

THOMAS D. MCCLYMONDS Vice President, Dale McClymonds, Inc., Trucking	51	2001	None

S. P. SNYDER Retired, former Owner and Partner, Snyder Bus Company	71	1966	None

THE BOARD OF DIRECTORS RECOMMENDS THE ABOVE NOMINEES TO BE ELECTED

Class II Directors
Terms Expire in 2006

Name and Principal Occupation(1)	Age	Director Since(2)(3)	Directorship in other Reporting Companies
ROBERT M. GREENBERGER Owner and President, Harry Products, Inc., parent firm of Trader Horn, Retail Sales	67	1995	None

BRENDA K. MCBRIDE Attorney-At-Law McBride & McBride, P.C.	50	2001	None

WILLIAM C. SONNTAG President and Chief Executive Officer of the Corporation and Bank	55	1989	None

NORMAN P. SUNDELL Vice Chairman of the Board, Partner, Sundell Auto Specialties	60	1987	None

Class I Directors
Terms Expire in 2005

Name and Principal Occupation(1)	Age	Director Since(2)(3)	Directorship in other Reporting Companies
JOHN W. CONWAY Chairman of the Board, Retired, former Executive Vice President of the Bank	79	1961	None

WILLIAM D. KINGERY Vice President and Treasurer, Springfield Restaurant Group	50	1995	None

SCOTT A. MCDOWELL, C.P.A. Chief Financial Officer Blair Strip Steel Company	38	2001	None

CHARLES C. STOOPS, JR. Retired, former General Tax Counsel, Rockwell International Corp.	70	1984	None

__________

(l)	All directors and nominees have held the positions indicated or another senior executive position with the same entity or one of its affiliates or predecessors for the past five years.
(2)	Reflects the earlier of the first year as a director of the Corporation or The First National Bank of Slippery Rock (“Bank”).
(3)	All incumbent directors were elected by the shareholders except Mr. McClymonds who was appointed by the Board of Directors on July 17, 2001.

Board Meetings and Committees

The Board of Directors of the Corporation and the Bank have various committees including a Personnel and Salary Committee and an Audit Committee. Mr. Sonntag is ex-officio member of all committees except the Audit Committee. During the year 2003, the Board of Directors of the Corporation held five meetings and the Board of Directors of the Bank held 12 meetings. Each director attended at least 75% of the combined total of meetings of the Board of Directors and each committee of which he or she was a member, except Mr. Kingery who attended 68%.

Audit Committee. The Committee held 12 meetings. The Audit Committees of the Corporation and the Bank comprise the same persons, and all meetings were jointly held.

Loan Review Committee. The Loan Review Committee consists of Messrs. Greenberger, Gregg, McClymonds, Snyder and Ms. McBride. The Committee met four times in 2003.

Personnel and Salary Committee. The Personnel and Salary Committee of the Corporation and the Bank, consisting of Messrs. Greenberger, Kingery, Stoops, Sundell and Ms. McBride met jointly three times in 2003.

Nominating Committee. The Corporation does not have a standing nominating committee, and all director nominations are considered by the Board of Directors as a whole. The goal of the Board of Directors has been, and continues to be, to identify nominees for service on the Board of Directors who will bring a variety of perspectives and skills from their professional and business experience. Depending upon the current needs of the Board of Directors and the Corporation, certain factors may be weighed more or less heavily.

Nominating Procedures

The Board of Directors identifies nominees by first evaluating, on an informal basis, the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to the Corporation’s business and/or unique situation who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective or skill set. If any member of the Board of Directors does not wish to continue in service or if the Board of Directors decides not to re-nominate a member for re-election, the Board of Directors will then determine if there is a need to replace that director or reduce the number of directors serving on the Board of Directors, in accordance with the Corporation’s Bylaws and Articles of Incorporation. If the Board of Directors determines a need to replace a non-continuing director, it identifies the desired skills and experience in light of the criteria set forth above. Current members of the Board of Directors are polled for suggestions as to individuals meeting those criteria, and research may also be performed to identify qualified individuals. To date, the Board of Directors has not formally engaged third parties to assist in identifying or evaluating potential nominees, although the Board of Directors reserves the right to do so in the future.

Historically, the Corporation has not had a formal policy concerning stockholder recommendations for nominees. Given the size of the Corporation, the Board of Directors does not feel that such a formal policy is warranted at this time. The absence of such a policy, however, does not mean that a reasonable stockholder recommendation will not be considered, in light of the particular needs of the Corporation and the policies and procedures set forth above. The Board of Directors will reconsider this matter at such time as it believes that the Corporation’s circumstances, including its operations and prospects, warrant the adoption of such a policy.

Director Attendance at Annual Meetings

We encourage, but do not require, the members of our Board of Directors to attend our annual meetings. All but one of the eleven directors attended the Corporation’s 2003 annual meeting of stockholders.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed audited financial statements with management and has discussed matters with independent auditors as required by Statement on Auditing Standards 61(2). The Audit Committee has received written disclosures and letters from independent auditors in accordance with Independence Standards Board Standard No. 1 and has reviewed the independence of the auditors with them. Based on the foregoing, the Audit Committee has recommended to the Board of Directors that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

The Audit Committee has in place a charter which governs its operations and membership requirements. This charter is reviewed annually by the Committee and the Board of Directors. The charter was amended by the Board of Directors in 2004 to reflect recent changes in the law and a copy of the amended charter is included as an appendix to this proxy statement.

Members of the Audit Committee are independent in accordance with NASD listing requirements (NASD Rule 4200(a)(14)). The Board of Directors has determined that Mr. McDowell meets the requirements to be considered an audit committee “financial expert”.

Submitted by Messrs. Gregg, McDowell, Snyder, McClymonds and Sundell.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors

Directors were paid $1,400.00 for each Board meeting during 2003 plus an additional $25.00 for each committee meeting during the first six months of 2003 and an additional $50.00 for each committee meeting during the last six months of 2003. A total of $186,450 was paid as Directors fees in 2003.

On January 16, 2001, the Corporation adopted a Restricted Stock Plan for non-employee directors whereby they have the option of receiving director’s fees in stock in lieu of cash. As of the date hereof, 3,212 shares of Common Stock have been issued pursuant to this plan.

The Corporation has a Non-Employee Directors Stock Option Plan which was approved by the Board of Directors and adopted by the Shareholders at the 1997 meeting. Options to purchase up to 72,000 shares of Common Stock may be granted to directors of the Corporation or any subsidiary who are not employees of the Corporation or a subsidiary. Under the terms of the amended Plan, a compensatory stock option to purchase 1,000 shares of Common Stock is automatically granted to each non-employee director as of September 30 of each year. The option price is the fair market value per share of common stock on the date of the grant. All options are vested on the date of the grant, but none shall be exercisable after the expiration of 10 years from the date of the grant. Information with respect to the number of options held by directors is set forth under “Beneficial Ownership by Certain Persons and Management”.

Executive Officers

The following persons are considered to be Executive Officers of the Corporation by virtue of their position with the Corporation or the Bank.

Name	Age	Position(1)
WILLIAM C. SONNTAG	55	President and Chief Executive Officer of the Corporation and the Bank

MARK A. VOLPONI	42	Chief Financial Officer of the Corporation and Vice President and Chief Financial Officer of the Bank

DALE R. WIMER	58	Secretary of the Corporation and Assistant to the President and Secretary of the Bank

(l)	Business Experience. Each of the above persons has held an executive position with the Corporation or the Bank for the past five years.

Executive Compensation Table

The following table sets forth the cash compensation paid or to be paid by the Bank during 2003 to Mr. Sonntag, the Chief Executive Officer. No other named officer’s compensation exceeded $100,000. The Corporation paid no salaries or benefits except for the Non-Employee Directors Stock Option Plan, the Restricted Stock Plan and the Employees Incentive Stock Option Plan referred to above.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation(2)	Number of All Stock Options(2)
WILLIAM C. SONNTAG,	2003	$163,584	$4,022	—	—
President and Chief	2002	$144,288	$15,451	—	6,000
Executive Officer(1)	2001	$119,496	$35,448	—	6,000

__________

(1)

Does not include amounts attributable to miscellaneous benefits. In the opinion of management of the Corporation, the cost of providing such benefits during 2003 did not exceed the lesser of $50,000 or 10% of Mr. Sonntag’s total salary and bonus.

Information with respect to group life, health, hospitalization and medical reimbursement plans is not included as they do not discriminate in favor of officers or Directors and are available generally to all salaried employees.

Information with respect to the Bank’s Employees Retirement Plan is not included as it is a fixed benefit plan available to all salaried employees on the same terms and conditions.

(2)

The Corporation has no restricted stock or other long-term incentive plans for employees. The Board of Directors approved an Employees Incentive Stock Option Plan which was approved and adopted by Shareholders at the 1997 meeting. Information with respect to grants made pursuant to this plan is set forth below. Mr. Sonntag is the only director who is also an employee of the Bank.

Compensation Committee Report on Executive Compensation

The Personnel and Salary Committee of the Bank, acting as a compensation committee, has the responsibility to recommend to the Bank’s Board of Directors the compensation of the Chief Executive Officer and other persons who are deemed to be principal officers of the Bank. The Corporation pays no salaries. The Committee also evaluates performance of management and considers management’s success, planning and related matters. The Committee reviews with the Bank’s Board of Directors all aspects of the compensation of the highest paid officers, including stock option grants.

A salary plan is reviewed for consistency with industry peer group surveys. The peer group consists of banks within the area of similar assets, size and additional banks elsewhere within the same asset range. Judgments are made with respect to the value contributed to the Corporation and the Bank by the various officers’ positions, including the Chief Executive Officer. Individual salary levels and option awards are based on relative importance of the job, individual performance of each officer in those positions and the contribution that person has made to the Corporation during the year.

As a result of these reviews, salary increases and option grants are determined by the Board of Directors. Management of the Bank determines salary and increases for all other officers and employees based upon performance.

Submitted by Messrs. Greenberger, Kingery, Stoops, Sundell and Ms. McBride.

Retirement Plan

All eligible employees of the Bank are covered by a Defined Benefit Pension Plan (the “Plan”). The Plan is a non-contributory, defined benefit pension plan which provides a normal retirement benefit based upon each participant’s years of service with the Bank and the participant’s average monthly compensation, which is defined as the compensation converted to a monthly amount and averaged over five (5) consecutive calendar years which produce the highest monthly average within the last ten (10) completed years of service.

Benefits are equal to 35% of average monthly compensation plus 22% of average monthly compensation in excess of one-twelfth (1/12) of covered compensation. “Covered Compensation” is defined as a 35 year average of the Social Security Taxable Wage Basis in effect for each calendar year ending with the last day of each calendar year in which a participant reaches normal retirement age. Employees are fully vested after five or more years of service. Actuarial equivalent benefits will be paid upon early retirement, death or disability. An employee will receive his or her vested portion if employment is terminated for any other reason. Employees are eligible at age 21 years and completion of one (1) year of service. Directors are not entitled to benefits under the Retirement Plan unless they are also active employees of the Bank. The following table sets forth the estimated annual benefits payable to an employee retiring in 2003 under the Plan reflecting applicable limitations under Federal tax laws.

Average Annual Compensation	Years of Service at Retirement
	10	20	30	40
$ 20,000	$2,800	$5,600	$7,000	$7,000
$ 40,000	$5,600	$11,200	$14,000	$14,000
$ 60,000	$8,400	$16,800	$21,000	$21,000
$ 80,000	$11,904	$23,808	$29,760	$29,760
$100,000	$16,464	$32,928	$41,160	$41,160
$120,000	$21,024	$42,048	$52,560	$52,560
$140,000	$25,584	$51,168	$63,960	$63,960

As of December 31, 2003, Mr. Sonntag had been credited with 28 years of service for purposes of the retirement plan. The approximate accrued benefit at age 65 (or retirement if later) based on years of credited service is $56,081.12 for Mr. Sonntag. Covered compensation is based on salary shown in the Summary Compensation Table.

401(k) Savings Plan

Employees who have reached age 21 and completed six (6) months of service (500 hours) are eligible to participate in the Bank’s 401(k) Savings Plan. This is a participant salary reduction plan wherein a participant may elect to have a percentage of his or her salary (up to maximum legal limits) reduced. Such amounts are immediately fully vested. The Bank makes an annual matching contribution equal to a percentage of salary reduction. Currently, the maximum matching contribution is 2% of salary.

Employer contributions are fully vested after three years of eligible service.

Investment gains and losses are allocated on the last day of the Plan year (December 31) as follows:

Employee's Share =	Market Value of Employee's Account Market Value of all Participant's Accounts	x Net gain or loss to be allocated

A participant is entitled to receive 100% of his or her account balance at normal retirement (later of age 65 or 10th anniversary of participation). Payments are also made on early retirement, late retirement, death or disability. Only the vested portion is paid on termination for any other cause.

STOCKHOLDERS RETURN PERFORMANCE

Set forth below is a graph comparing the yearly percentage change in the cumulative total shareholder return on the Corporation’s Common Stock against the cumulative total return of S&P 500 Total Return Stock Index and Peer Group Index for the five years beginning January 1, 1999 and ending December 31, 2003. Each assumes an investment of $100 on December 31, 1998 and retention of dividends when paid.

	Period Ending
Index	12/31/98	12/31/99	12/31/00	12/31/01	12/31/02	12/31/03
Slippery Rock Financial Corporation(1)	100.00	101.73	74.76	93.92	90.11	118.70
S&P 500(2)	100.00	121.11	110.34	97.32	75.75	97.51
Slippery Rock 2002 Peer Group*	100.00	85.79	77.81	94.72	118.95	156.89
SNL $100M-$500M OTC-BB & Pink Banks	100.00	91.07	76.98	88.68	106.37	144.49

__________

(1)	Data based upon appraised values for 1999 and market sales for 2000 through 2003.

(2)	Source: CRSP, Center for Research in Security Prices, Graduate School of Business, The University of Chicago 2004. Used with permission. All rights reserved. crsp.com.

*

Slippery Rock Peer Group consists of ACNB Corporation, CNB Financial Corp., Codorus Valley Bancorp, Comm Bancorp, Drovers Bancshares Corporation (acquired 7/2/01), First Chester County Corporation, Franklin Financial Services Corp., Penseco Financial Services Corp., and Tower Bancorp. The Corporation will discontinue the use of the Peer Group Index next year. It believes the SNL Bulletin Board and Pink sheet index provides a broader range of companies similar to the Corporation and thus a more accurate peer group analysis for investors.

OPTION GRANTS IN LAST FISCAL YEAR

No options were granted to employees during fiscal 2003.

AGGREGATED OPTION EXERCISES IN LAST
FISCAL YEAR AND YEAR END OPTION VALUES

The following table sets forth certain information concerning exercise of stock options granted pursuant to the Employees Incentive Stock Option Plan by Mr. Sonntag during the year ended December 31, 2003 and options held at December 31, 2003.

	Shares Acquired on Exercise	Value Realized	Number of Unexercised Options at 12/31/03		Value of Unexercised Options at 12/31/03
Name			Exercisable	Unexercisable	Exercisable(1)	Unexercisable(1)
WILLIAM C. SONNTAG	0	0	19,331	12,669	$45,877	$48,903

__________
(1)     Based upon a market value of $18.75 per Share on December 31, 2003.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act requires the Corporation’s officers, directors and persons owning more than 10% of the Corporation’s Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Officers, directors and such shareholders are required by regulation to furnish the Corporation with copies of all Section 16(a) forms they file. Except as set forth above in “Principal Holders of Stock”, the Corporation knows of no person who owned 10% or more of its Common Stock.

Based upon review of copies of the forms furnished to the Corporation, the Corporation believes that during 2003 all Section 16(a) filing requirements were complied with in a timely manner.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain directors, nominees and executive officers and/or their associates were customers of and had transactions with the Corporation or the Bank during 2003. Transactions which involved loans or commitments by the Bank were made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectability or present other unfavorable features.

AUDITORS

S. R. Snodgrass, A.C. has audited the Corporation’s financial statements for the fiscal year ended December 31, 2003, and the report on such financial statements appears in the Annual Report to Shareholders. S. R. Snodgrass, A.C. has been selected by the Board of Directors to perform an examination of the consolidated financial statements of the Corporation for the year ending December 31, 2004. Representatives of S. R. Snodgrass, A.C. will be present at the meeting. They will have an opportunity to speak and to respond to appropriate questions.

Audit Fees. The aggregate fees billed by S.R. Snodgrass, A.C. for professional services rendered for the audit of the Corporation’s annual financial statements, the reviews of the financial statements included in the Corporation’s quarterly reports on Form 10-Q and services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements were $55,332 for the fiscal year ended December 31, 2003, and $51,373 for the fiscal year ended December 31, 2002.

Audit-Related Fees. The aggregate fees billed by S.R. Snodgrass, A.C. for assurance and related services related to the performance or review of the Corporation’s financial statements and not described above under “Audit Fees” were $21,663 for the 2003 fiscal year and $6,091 for the 2002 fiscal year. Audit-related services include the audit of the Corporation’s employee benefit plans, audit of the Corporation’s Trust Department, audit of the Corporation’s student loan compliance and assistance related to regulatory matters.

Tax Fees. The aggregate fees billed by S.R. Snodgrass, A.C. for professional services rendered for tax compliance, tax advises, and tax consulting and planning were $13,468 in the 2003 fiscal year and $11,409 in the 2002 fiscal year.

All Other Fees. The aggregate fees billed by S.R. Snodgrass, A.C. for products and services other than those described above were $3,129 for the 2003 fiscal year and $48,456 for the 2002 fiscal year. Other fees consisted primarily of Gramm-Leach-Bliley consulting services for 2003 and internal audit related services and Gramm-Leach-Bliley consulting services for 2002.

Audit Committee’s Pre-Approval Policies and Procedures

Effective February 6, 2004, the Board of Directors adopted a new Audit Committee Charter which, among other things, requires the Audit Committee to pre-approve the rendering by our independent auditor of audit or permitted non-audit services. The Chair of the Audit Committee may pre-approve the rendering of services on behalf of the Committee, provided the matter is then presented to the full Committee at the next scheduled meeting.

FINANCIAL AND OTHER INFORMATION

A copy of the Corporation’s Annual Report to Shareholders for the year ended December 31, 2003 accompanies this Proxy Statement. Such Annual Report is not a part of the proxy solicitation materials.

REQUESTS FOR PRINTED FINANCIAL MATERIAL FOR THE CORPORATION OR ANY OF ITS SUBSIDIARIES—ANNUAL OR QUARTERLY REPORTS, FORMS 10-K AND 10-Q AND CALL REPORTS AND A LIST OF EXHIBITS—SHOULD BE DIRECTED TO MARK A. VOLPONI, CFO, 100 SOUTH MAIN STREET, SLIPPERY ROCK, PA 16057-1245, TELEPHONE (724) 794-2210. UPON WRITTEN REQUEST AND PAYMENT OF A COPYING FEE OF TEN CENTS A PAGE, THE CORPORATION WILL ALSO FURNISH A COPY OF ALL EXHIBITS TO THE FORM 10-K.

FURTHERMORE, THE CORPORATION FILES ANNUAL, QUARTERLY AND SPECIAL REPORTS, PROXY STATEMENTS, AND OTHER INFORMATION WITH THE SEC. SUCH FILINGS ARE AVAILABLE TO THE PUBLIC OVER THE INTERNET ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

SHAREHOLDER PROPOSALS AND STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Any eligible shareholder desiring to present a proposal pursuant to Rule 14a-8 promulgated by the SEC to be considered at the 2005 Annual Meeting of Shareholders should submit the proposal in writing to: William C. Sonntag, President, Slippery Rock Financial Corporation, 100 South Main Street, Slippery Rock, PA 16057-1245 no later than November 21, 2004. A shareholder wishing to submit a proposal other than pursuant to Rule 14a-8 must notify the Corporation within a reasonable time prior to the annual meeting. In the absence of timely notice, management will exercise its discretionary power in voting on any such matter.

The Corporation does not have a formal procedure for shareholder communication with its Board of Directors. In general, officers are easily accessible by telephone or mail. Any matter intended for the Board, or for any individual member or members of the Board, should be directed to the president or chief financial officer with a request to forward the same to the intended recipient. In the alternative, shareholders can direct correspondence to the Board to the attention of our Board Chairman, Mr. John W. Conway, or to the attention of the Chairman of our Audit Committee, Mr. Scott A. McDowell, in care of the Corporation at the Corporation’s address. All such communications will be forwarded unopened.

OTHER MATTERS

The Board of Directors knows of no other matters to be presented at the meeting. If, however, any other business should properly come before the meeting, or any adjournment thereof, it is intended that the proxy will be voted with respect thereto in accordance with the best judgment of the persons named in the proxy. It is the Corporation’s policy to send one proxy statement and one annual report to multiple shareholders at the same address. However, upon written or oral request, the Corporation will deliver a separate copy of the proxy statement or annual report to a shareholder at a shared address. Such requests should be sent to Dale R. Wimer, Secretary, Slippery Rock Financial Corporation, 100 South Main Street, Slippery Rock, PA, 16057-1245, telephone (724)794-2210. Shareholders sharing an address can request a single copy of the proxy statement or annual report by contacting Mr. Wimer at the same address or telephone number.

By Order of the Board of Directors, Dale R. Wimer Secretary

APPENDIX A

Audit Committee of the Board of Directors

Charter

I.  Purpose

The primary function of the Audit Committee (“Committee”) is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by the Corporation to any governmental body or to the public; the Corporation’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Corporation’s auditing, accounting, and financial reporting processes generally. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to the Corporation’s policies, procedures, and practices at all levels. The Committee’s primary duties and responsibilities are to:

1.	Serve as an independent and objective party to monitor integrity of the financial statements of the Corporations and the systems of financial reporting and internal controls.

2.	Appoint, compensate and oversee the work of the Corporation’s independent accountants. The independent accountants shall report directly to the Committee.

3.	Provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV, of this Charter.

II.  Composition

The Committee shall be comprised of a minimum of four directors as determined by the Board, each of whom shall be independent pursuant to the requirements of the Nasdaq Stock Market, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. At least one member of the Committee shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board or until their successors shall be duly elected and qualified. The Chair is also elected by the Board.

III.  Meetings

The Committee shall meet quarterly, or more frequently as circumstances dictate. The Committee will meet periodically in executive session.

IV.  Responsibilities and Duties

To fulfill its responsibilities and duties the Committee shall:

Documents/Reports Review

1.	Review and update this Charter periodically, at least annually, as conditions dictate.

2.	Review the organization’s annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants.

3.	Review the regular internal reports to management prepared by the internal auditing department and management’s response.

4.	Review with financial management and the independent accountants the 10-Q prior to its filing and the release of earnings.

5.	Prepare the report required by the rule of the SEC to be included in the Corporation’s annual proxy statement.

Independent Accountants

6.	On an annual basis, the Committee should review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountant’s independence in accordance with applicable laws and regulations. The Committee shall present to the Board of Directors its conclusion with respect to the independent accountants.

7.	Approve the fees to be paid to the independent accountant for audit and audit-related services.

8.	Approve the retention of the independent accountant for any permitted non-audit services and the fees for such services. The Committee may delegate authority to subcommittees, including the authority to pre-approve all auditing and permitted non-auditing services, provided that such decisions are presented to the full Audit Committee at its next scheduled meeting.

9.	Periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the organization’s financial statements.

Financial Reporting Process

10.	In consultation with the independent accountants and the internal auditors, review the integrity of the organization’s financial reporting processes, both internal and external.

11.	Consider the independent accountant’s judgments about the quality and appropriateness of the Corporation’s accounting principles as applied in its financial reporting.

12.	Consider and approve, if appropriate, major changes to the Corporation’s auditing and accounting principles, policies, procedures, or practices as suggested by the independent accountants, management, or the internal auditing department.

Process Improvement

13.	Establish separate systems of reporting to the Audit Committee by each of management, the independent accountants and the internal auditors regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to appropriateness of such judgments.

14.	Following completion of the annual audit, review separately with each of management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

15.	Review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements.

16.	Review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, have been implemented. (This review should be conducted at an appropriate time subsequent to implementation of changes or improvements, as decided by the Committee.)

Ethics and Legal Compliance

17.	Review activities, organization structure, and qualifications of the internal audit department.

18.	Review, with the organization’s counsel, any legal matter that could have a significant impact on the organization’s financial statements, the Corporation’s compliance policies and any material reports or inquiries received from regulators or government agencies.

19.	The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent accountant to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

While the Committee has the responsibilities set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. Nor is it the duty of the Committee to conduct investigations or to assure compliance with the laws and regulations and the Company’s Code of Ethics.

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

Mark an “X” in the box below to indicate your vote.			2.	In accordance with the recommendations of management, to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.
1.	Election of Class III Directors for a three year term		IN ABSENCE OF A CONTRARY DIRECTION, THE SHARES REPRESENTED SHALL BE VOTED IN FAVOR OF ITEM 1 AND IN ACCORDANCE WITH THE RECOMMENDATION OF MANAGEMENT WITH RESPECT TO ITEM 2.	WILL ATTEND ☐
SPECIAL INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), DRAW A LINE THROUGH THE NOMINEE’S NAME(S) BELOW
	FOR all nominees listed below (except as marked to the contrary) ☐	WITHHOLD AUTHORITY to vote for all nominees listed below ☐

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE.

Consenting to receive all future annual meeting materials and shareholder communications electronically is simple and fast! Enroll today at www.melloninvestor.com/ISD for secure online access to your proxy materials, statements, tax documents and other important shareholder correspondence.

Number of shares held as of March 8, 2004 ____________________________

	01 Robert E. Gregg 02 S.P. Snyder	03 Thomas D. McClymonds

Dated:		, 2004

Signature of Shareholder

Signature of Shareholder

If planning on attending the meeting in person, please indicate in the box in the right hand corner above.	Please date and sign exactly as your name(s) appear(s) hereon.
When signing as attorney, executor, administrator, trustee, or guardian, etc., you should indicate your full title. If stock is in joint name(s), each joint owner should sign.

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Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/srck Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Telephone 1-800-435-6710 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mail Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

SLIPPERY ROCK FINANCIAL CORPORATION

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
This proxy is solicited by the Board of Directors and may be revoked prior to exercise.
Annual Meeting of Shareholders — April 20, 2004 - 7:00 p.m.
Place: Slippery Rock Township Building

     The undersigned shareholder(s) of SLIPPERY ROCK FINANCIAL CORPORATION, Slippery Rock, Pennsylvania (the “Corporation”) do(es) hereby appoint Gerald E. Campbell my (our) true attorney with full power of substitution, for me (us) and in my (our) name(s), to vote all the common stock of the Corporation standing in my (our) name(s) on its books on March 8, 2004 at the Annual Meeting of Shareholders of the Corporation to be held at the Slippery Rock Township Building, 155 Branchton Road, Slippery Rock, Pennsylvania 16057, on April 20, 2004, at 7:00 p.m. or any adjournment or postponement thereof as follows:

     This will ratify and confirm all that said attorney may do or cause to be done by virtue hereof. Said attorney is hereby authorized to exercise all the power that I (we) would possess if present personally at said meeting or any adjournment(s) thereof. I (we) hereby revoke all proxies by me (us) heretofore given for any meeting of Shareholders of the Corporation. Receipt is acknowledged of the Notice and Proxy Statement for said meeting, each dated March 26, 2004.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE

PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY

Address Change/Comments (Mark the corresponding box on the reverse side)

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